                                                                    EXHIBIT 10.4


                               C V DYNAMICS, INC.

                             1997 STOCK OPTION PLAN

1.       PURPOSE

         The purpose of C V Dynamics, Inc. 1997 Stock Option Plan (the "Plan") is to promote the interests of C V Dynamics, Inc., a Minnesota corporation (the "Company"), by providing employees of the Company and certain independent contractors with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the granting of stock options will assist the Company in attracting and retaining key personnel of outstanding ability.

2.       DEFINITIONS

         Wherever used in the Plan, the following terms have the meanings set forth below:

         2.1 "Board" means the Board of Directors of the Corporation.

         2.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

         2.3 "Committee" means a committee of not less than two "Non-Employee Directors" (as defined in Rule 16b-3(b) (3) (i) under Section 16(b) of the Exchange Act) appointed by and serving at the pleasure of the Board.

         2.4 "Common Shares" means shares of the Common Stock, par value $.01 per share, of the Corporation.

         2.5 "Date of Grant" means the date specified by the Board on which a grant of an Option shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

         2.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.7 "Incentive Stock Option" or "ISO" means a stock option which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

         2.8 "Non-Statutory Stock Option" or "NSO" means a stock option that is not intended to, or does not, qualify as an incentive stock option as defined in
Section 422 of the Code.

         2.9 "Option" means, where required by the context of the Plan, an ISO or NSO granted pursuant to the Plan.

         2.10 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.

         2.11 "Participant" means an individual described in Section 5 of this Plan who may be granted Options under the Plan.

         2.12 "Stock" means the Common Stock, $.01 par value, of the Company.

         2.13 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

3.       ADMINISTRATION

         3.1 This Plan shall be administered by the Board, which may delegate any or all of its authority hereunder to the Committee. To the extent of any such delegation, references in this Plan to the Board shall be deemed to refer to the Committee, unless the context requires otherwise. A majority of the Board shall constitute a quorum, and the acts of the members of the Board who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Board in writing, shall be the acts of the Board.

         3.2 The Board shall have the sole discretion, subject to the provisions of the Plan, to determine the Participants eligible to receive Options pursuant to the Plan and the amount, type, and terms of any Options and the terms and conditions of option agreements relating to any Option.

         3.3 The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Options, any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith. The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

4.       SHARES SUBJECT TO THE PLAN

         4.1 NUMBER. Subject to Section 12.3, the total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is 500,000. Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

         4.2 CHANGES IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Board, consistent with such change and in such manner as the Board, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

5.       ELIGIBLE PARTICIPANTS

         The following persons are Participants eligible to participate in the
Plan:

         5.1 INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary.

         5.2 NON-STATUTORY STOCK OPTIONS. Non-statutory stock options may be granted to (i) any employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary; and (ii) any consultant to, or other independent contractor of, the Company.

6.       GRANT OF OPTIONS

         Subject to the terms, conditions, and limitations set forth in this Plan, the Board may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Board, in such amounts and on such other terms as the Board in its sole discretion shall determine. Such Options may be (i) "Incentive Stock Options" so designated by the Board and which, when granted, are intended to qualify as incentive stock options as defined in Section 422 of the Code; (ii) "Non-Statutory Stock Options" so designated by the Board and which, when granted, are not intended to, or do not, qualify as incentive stock options under Section 422 of the Code; or (iii) a combination of both. The date on which the Board approves the granting of an Option shall be the Date of Grant of such Option, unless a later date is specified by the Board on such date of approval. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan, the aggregate fair market value of Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board in its sole discretion may determine.

7.       OPTION PRICE AND FORM OF PAYMENT

         The purchase price for a share of Stock subject to an Option granted hereunder shall not be less than 100% of the fair market value of the Stock. For purposes of this Section 7, the "fair market value" of the Stock shall be determined as follows:

                           (a) if the Stock of the Company is listed or admitted
                  to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

                           (b) if the Stock is not listed or admitted to
                  unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

                           (c) if the Stock is not listed on a national
                  securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported on the NASDAQ System, and if not reported on such system, then as reported by the National Quotation

                  Bureau, Inc. or such other publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

                           (d) if there exists no public trading market for the
                  Stock, the fair market value on any given day shall be an amount determined in good faith by the Committee in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board as of the date of determination or less than the par value of the Stock.

Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.

         Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

                           (a) in United States dollars in cash or by check,
                  bank draft or money order payable to the order of the Company; or

                           (b) at the discretion of the Committee, through the
                  delivery of shares of Stock valued at fair market value at the time the Option is exercised (as determined in the manner provided under this Plan); or

                           (c) at the discretion of the Committee, by a
                  combination of both (a) and (b) above; or

                           (d) by such other method as may be permitted in the
                  written stock option agreement between the Company and the Optionee.

         If such form of payment is permitted, the Committee shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an option as it deems appropriate.

         If the Committee in its sole discretion so agrees, the Company may finance the amount payable by an Optionee upon exercise of any Option upon such terms and conditions as the Committee may determine at the time such Option is granted under this Plan.

8.       EXERCISE OF OPTIONS

         8.1 MANNER OF EXERCISE. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Company and paying to the Company the full purchase price of the Stock to be acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company with respect to such Stock.

         8.2 LIMITATIONS AND CONDITIONS ON EXERCISE OF OPTIONS. In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Committee from time to time or in the stock option agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

                  8.2.1 No Incentive Stock Option may be exercisable by its terms after the expiration of 10 years from the date of the grant thereof.

                  8.2.2 No Incentive Stock Option granted pursuant to the Plan to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

9.       INVESTMENT PURPOSES

         Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require that an Optionee agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SUCH LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SUCH LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS.

10.      TRANSFERABILITY OF OPTIONS

         Any grant of an Option (as defined in Rule 16a-1(c) under Section 16(a) of the Exchange Act) under this Plan may permit the transfer thereof by the Participant upon such terms and conditions as the Board shall specify.

11.      TERMINATION OF OPTIONS

         11.1 GENERALLY. Except as otherwise provided in this Section 11, if an Optionee's employment with the Company or Subsidiary is terminated (hereinafter "Termination") other than by death or Disability (as hereinafter defined), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was entitled to exercise the Option at the date of Termination, except that an Optionee holding an ISO may exercise the same for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

         11.2 DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

                  11.2.1 If the Optionee is at the time of his or her Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Committee in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee until the earlier of one year following the date of such Disability or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise such Option at the time of his or her Disability. For the purpose of this Section 11, the term "Disability" shall mean a permanent and total disability as defined in Section 22(e)(3) of the Code. The determination of whether an Optionee has a Disability within the meaning of Section 22(e)(3) shall be made by the Committee in its sole discretion.

                  11.2.2 If the Optionee is at the time of his or her death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Committee in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, until the earlier of one year from the date of the Optionee's death or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise the Option at the time of death.

                  11.2.3 If the Optionee dies within three months after Termination, the Option may be exercised until the earlier of nine months following the date of death or the expiration date of the Option, by the Optionee's estate or by a person who acquires the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was entitled to exercise the Option at the time of Termination.

         11.3 TERMINATION FOR CAUSE. If the employment of an Optionee is terminated by the Company or a Subsidiary for cause, then the Committee shall have the right to cancel any Options granted to the Optionee under the Plan.

         11.4 CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option that is not immediately and fully exercisable, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

         11.5 SUSPENSION OR TERMINATION FOR MISCONDUCT. If the Committee reasonably believes that an Optionee has committed an act of misconduct, it may suspend the Optionee's right to exercise any Option pending a determination by the Committee. If the Committee determines that an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition with respect to the Company, or induces any party to breach a contract with the Company, neither the Optionee nor the Optionee's estate shall be entitled to exercise any Option whatsoever. In making such determination, the Committee shall act fairly and shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf at a hearing before the Committee.

12.      AMENDMENT AND TERMINATION OF PLAN; CANCELLATION OF OPTIONS; ADJUSTMENTS

         12.1 This Plan may be amended from time to time or terminated by the Board; PROVIDED, HOWEVER, except as expressly authorized by this Plan, no amendment shall increase the number of Common Shares specified in Section 4.1 hereof without the further approval of the stockholders of the Corporation.

         12.2 With the concurrence of the affected Participant, the Board may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of a new Option hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option or other award, at such Option Price, in such manner and subject to such other terms and conditions as would have been permitted under this Plan had the cancelled Option not been granted.

         12.3 The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Options and the Option Prices per Common Share and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Options under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. Moreover, the Board may on or after the Date of Grant provide in the agreement evidencing any Option under this Plan that the holder of the Option may elect to receive an equivalent Option in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent Option. The Board may also make or provide for such adjustments in the numbers of Common Shares specified in Sections 4.1 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 12.3.

13.      MISCELLANEOUS PROVISIONS

         13.1 NO RIGHT TO CONTINUED EMPLOYMENT. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee's compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

         13.2 PAYMENT OF WITHHOLDING TAXES. The Company shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. The Board shall have the right to establish such other rules and regulations or impose such other terms and conditions in any agreement relating to an Option granted hereunder with respect to tax withholding as the Board may deem necessary and appropriate.

         13.3 GOVERNING LAW. The Plan shall be administered in the State of Minnesota, and the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.

         13.4 FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

14.      EFFECTIVE DATE

         The effective date of the Plan is the date of its approval by the shareholders of the Company. No Option may be granted after the day preceding the tenth anniversary of such shareholder approval; provided, however, that all outstanding Options shall remain in effect until such outstanding Options have expired or been canceled.